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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 19, 2005
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                                  FANSTEEL INC.
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             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                      1-8676                   36-1058780
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(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                            NUMBER ONE TANTALUM PLACE
                          NORTH CHICAGO, ILLINOIS 60064
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                    (Address of Principal Executive Offices,
                               including Zip Code)

                                 (847) 689-4900
                         (Registrant's telephone number,
                              including area code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 15, 2005, Fansteel Inc. (the "Company") and its wholly-owned subsidiary,
Wellman Dynamics Corporation, as borrowers, entered into a Loan and Security
Agreement with Fifth Third Bank (Chicago), as lender. In conjunction with this new loan facility, the Loan and Security Agreement and certain ancillary documents with Wachovia Capital Finance, dated January 23, 2004, was terminated.

Under the new loan facility, subject to certain borrowing conditions, the
Company may incur revolving loans in an amount up to $15 million from a borrowing base comprised of a percentage of eligible accounts receivable and inventories and $2 million for machinery and equipment. Revolving loans are due and payable in full on January 6, 2007. The borrowers are required to meet certain covenants, including those which require minimum EBITDA levels, limit leverage and establish debt service requirements. The interest rate on the line is at prime and there is a .25% unused line fee. Substantially all of the assets of the borrowers are pledged as security for this financing.

The Loan and Security Agreement was executed in order to increase the borrowers'
liquidity and ability to meet operational and strategic needs.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

Exhibit No.     Description
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10.1            Loan and Security Agreement, dated July 15, 2005, among Fifth
                Third Bank (Chicago), Fansteel Inc. and Wellman Dynamics
                Corporation.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FANSTEEL INC.
                                             (Registrant)

Date: July 19, 2005                          By: /s/ R. Michael McEntee                                 .
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                                                 Name:  R. Michael McEntee
                                                 Title: Vice President and Chief
                                                        Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.     Description
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10.1            Loan and Security Agreement, dated July 15, 2005 among Fifth
                Third Bank (Chicago), Fansteel Inc. and Wellman Dynamics
                Corporation.

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